 Exhibit 10.1

SUBSCRIPTION AGREEMENT

To:	TRIG Acquisition 1, Inc.
641 Lexington Avenue
Suite 1526
New York, NY 10022

Gentlemen:

1.            Subscription.

The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from TRIG Acquisition 1, Inc., a Nevada Corporation (the “Company”), the number of shares of common stock, set forth on the Signature Page at the end of this subscription agreement (the “Agreement”) at a purchase price of $0.50 per share, up to 500,000 shares of common stock (the “Shares”). There is a minimum investment requirement of $500, upon the terms and conditions hereinafter set forth. However, the Company can allow subscriptions at any amount. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum (the “Memorandum”) dated as of July 9, 2012.

The undersigned is delivering (i) the subscription payment made payable to TRIG Acquisition 1, Inc. (ii) two original executed copies of the Signature page at the end of this Agreement, and (iii) one original executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

TRIG Acquisition 1, Inc.
641 Lexington Avenue
Suite 1526
New York, NY 10022

The undersigned understands that the Shares are being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D Rule 506 of such Securities Act. As such, the Shares are only being offered and sold to investors who qualify as “accredited investors,” and a limited number of sophisticated investors and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited or sophisticated investor. The shares of common stock are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

2.            Acceptance of Subscription.

The Offering will be open until the earlier to occur of (i) July 20, 2012; or (ii) the sale of all of the common shares or as otherwise determined by the Company at its sole discretion.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

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3.            Memorandum.

The Purchaser hereby acknowledges receipt of a copy of the Memorandum dated July 9, 2012.

4.            Representations and Warranties.

4.1. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) The authorized capital stock of the Company consists of 110,000,000 shares of stock, of which 100,000,000 are shares of common stock, par value $0.001 per share (the "Common Stock") and 10,000,000 are shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). Assuming all the Shares are sold, at the conclusion of this offering, there will be 3,900,000 shares of common stock outstanding and no shares of preferred stock outstanding.

Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum. There are currently no security or other instruments currently outstanding, which the terms therein are convertible into or exchangeable for capital stock of the Company, except as may be described in the Memorandum.

(c) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

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(d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares in the Offering.

(f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g) The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company’s Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h) The shares of common stock issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

4.2.	The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is either (i) an “Accredited Investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement; (ii) The undersigned is a “Sophisticated Investor” as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or (iii) The undersigned is a foreign resident.

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(b) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber’s joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(c) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(d) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(e) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(f) The undersigned (or the undersigned’s purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned’s investment in the Company hereunder is not material when compared to the undersigned’s total financial capacity.

(g) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(h) The undersigned acknowledges that no market for the shares of common stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

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(i) The undersigned has been advised by the Company that none of the shares of common stock has been registered under the Securities Act, that the common stock will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(j) The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the shares of common stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the shares of common stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such shares of common stock is registered under the Securities Act, it being understood that the shares of common stock are not currently registered for sale and that the Company has no obligation or intention to so register the shares of common stock, except as contemplated by the terms of this Agreement or (ii) such shares of common stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the shares of common stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the shares of common stock.

(k) The undersigned acknowledges that the shares of common stock shall be subject to a stop transfer order and the certificate or certificates evidencing any shares of common stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of shares of common stock and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(l) The undersigned will acquire the shares of common stock for the undersigned’s own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

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(m) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the undersigned’s investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the shares of common stock or of the Company's activities.

(n) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned’s advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(o) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(p) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(q) The undersigned understands that the net; proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(r) Without limiting any of the undersigned’s other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(s) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(t) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

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5.            Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.            Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD IN NEW YORK UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

7.            Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

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8.            Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription. Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

9.            Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.            Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.             Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.             Entire Agreement.

This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.            Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

14.            Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

15.            Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that State executing contracts wholly to be performed in that State.

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16.            Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State of New Jersey.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

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SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed at $0.50 per Share: ___________________________________

Aggregate Purchase Price: $ ____________________________________________________

Type of ownership:	____________	Individual
	____________	Joint Tenants
	____________	Tenants by the Entirety
	____________	Tenants in Common
	____________	Subscribing as Corporation or Partnership
	____________	Other ___________________________

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this __________ day of July, 2012.

Exact Name in which shares are to	Exact Name in which Shares are to
be Registered	be Registered

Signature	Signature

Print Name	Print Name

Tax Identification Number:	Tax Identification Number

Mailing Address	Mailing Address

Residence Phone Number	Residence Phone Number

Work Phone Number	Work Phone Number

E-Mail Address	E-Mail Address

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ACCEPTANCE OF SUBSCRIPTION

TRIG ACQUISITION 1, INC. hereby accepts the subscription of ________________Shares as of the ____________day of July, 2012.

TRIG ACQUISITION 1, INC.

By:

Name:	A.J. Cervantes
Title:	Chief Executive Officer

Exhibit I to Subscription Agreement

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DEFINITION OF “ACCREDITED INVESTOR”

WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

i.             Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

ii.             Any individual whose net worth or joint net worth with that person's spouse, at the time of purchase exceeds $1 million in calculating a person's net worth (the amount of assets in excess of liabilities):

1.                The value of the person's primary residence is not included as an asset.

2.                The amount of debt secured by the primary residence, up to its estimated fair market value, is not included as a liability, unless the person incurred debt within 60 days before buying securities in the unregistered offering for the purpose of buying those securities and not for buying the residence. In that situation, the amount of debt borrowed during that 60-day period must be included as a liability.

3.                Any debt secured by the primary residence in excess of the estimated fair market value of the home is included as a liability.

4.                These additions and subtractions to the definition of net worth do not apply to a person exercising a right to buy securities if the person held that right to buy those securities, as well as other securities of the same issuer, on July 20, 2010, and met the net worth test in effect at the time the person acquired the right.

iii.             Any individual who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

iv.             Any bank; any savings and loan association, whether acting in its individual or fiduciary capacity; any registered broker or dealer; any insurance company; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the US Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5 million; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 where investment decisions are made by a plan fiduciary that is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

v.             Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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vi.              Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5 million.

vii.             Any trust, with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered.

viii.             Any entity in which all of the equity owners are accredited investors.

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Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

INVESTOR QUESTIONNAIRE

Shares of TRIG Acquisition 1, Inc., a Nevada Corporation (the “Company”), are being offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder (“Regulation D”), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Securities Act or a “sophisticated investor” as defined in Rule 506 under the Securities Act, your answers will at all times be kept strictly confidential. However, by signing this Purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE. The Issuer will rely upon the accuracy and completeness of the information provided in this Questionnaire in establishing that the issuance of the Securities is exempt from the registration requirements of the Securities Act.

Instructions:

ACCORDINGLY, THE INVESTOR IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands and agrees that the Issuer may present, upon giving prior notice to the Investor, this Questionnaire to such parties as the Issuer deems appropriate if called upon to establish that the issuance of the Securities (i) is exempt from the registration requirements of the Securities Act or (ii) meets the requirements of applicable state securities laws; provided however that the Issuer need not give prior notice to the Investor of its presentation of this Questionnaire to the Issuer's regularly employed legal, accounting and financial advisors.

The Investor understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Securities. The Investor also understands that the Investor may be required to furnish additional information.

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PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS INVESTOR QUESTIONNAIRE.

Unless instructed otherwise, the Investor should answer each question on the Questionnaire. If the answer to a particular question is "None" or "Not Applicable," please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant, or broker.

One signed and dated copy of the Questionnaire should be returned as soon as possible to TRIG Acquisition 1, Inc. at:

TRIG Acquisition 1, Inc.

590 Madison Avenue, Suite 2172

New York, NY 10022

Attn: A.J. Cervantes

PART I—FOR INDIVIDUALS

1. Personal Data

Name: ______________________________

Residence Address: _____________________________________________________

____________________________________________________________________

____________________________________________________________________

Business Address: ______________________________________________________

____________________________________________________________________

____________________________________________________________________

State of residence, if different: ___________________

Telephone: Residence ______________________ Business ____________

Age: ______________________ Citizenship: ____________

Social Security or Taxpayer No.: ____________

Send all correspondence to: Residence ____________ Business ____________

2. Employment and Business Experience

Present occupation: _____________________________________________

Salary: __________________________________

Do you own your own business or are you otherwise employed? ____________________

Name and type of business employed by or owned: _____________________________

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___________________________________________________________________

Description of responsibilities: _____________________________________________

___________________________________________________________________

___________________________________________________________________

Length of service with present employer or length of ownership of present business: _____

___________________________________________________________________

Present title or position: _______________________________________

Length of service in present title or position: __________________________

Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Years of Service Business (and identify which)

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations and SEC or state broker-dealer registrations? Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3. Education (college and postgraduate)

Institution Attended	Degree	Dates of Attendance

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4. Current Investment Objectives

My current investment objectives (indicate applicability and priority) are:

Current income ____________

Appreciation ____________

Tax Shelter ____________

Other ____________

5. Other Relevant Information

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment.

6. Investor Status

To be qualified to invest in the Securities, the Investor must either (i) be an Accredited Investor, or (ii) have, either alone or with your purchaser representative or representatives, such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of such investment.

Please check the appropriate representation that applies to you.

[Note: Please note that the SEC has proposed amendments to the definition of accredited investor, which currently have not yet been approved.]

Accredited Investors:

________I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I certify that (check all appropriate descriptions that apply):

(a)        ____________ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this item 6, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

[(b)/(c)] ____________ I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. [For purposes of this Section 6, "income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

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[(c)/(d)] ____________ I am a natural person who had joint income with my spouse exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

[(d)/(e)] ____________ I am a director, executive officer or general partner of the Issuer, or a director, executive officer or general partner of a general partner of the Issuer. (For purposes of this Section 6, executive officer means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

Other Investors:

_______I am qualified to invest in the Securities because I have, either alone or with my purchaser representative or representatives, such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of such investment, as discussed in Section 7(a) below.

7. Representations

I represent that:

(a) I have sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in TRIG Acquisition 1, Inc., or I have retained an attorney, accountant, financial advisor or consultant as my purchaser representative. If applicable, the name, employer, address, and telephone number of my purchaser representative follows:

(b) I and, if applicable, my purchaser representative, have received the private placement memorandum relating to this offering (the "Private Placement Memorandum"); and I and, if applicable, my purchaser representative, understand the Private Placement Memorandum and the risks involved in this offering. I and, if applicable, my purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling me to make an informed investment decision. All data that I and, if applicable, my purchaser representative, have requested has been furnished to me.

(c) Any Securities I may acquire will be for my own account for investment and not with any view to the distribution thereof, and I will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

(d) I understand that (i) any Securities I may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

(e) If applicable, I have not incurred any debt secured by my primary residence for the purpose of inflating my net worth to qualify as an accredited investor or for the purpose of raising funds to invest in the Securities. Between the date I complete this Questionnaire and the date the Securities are sold, I do not intend to, and will not, incur any debt to be secured by my primary residence for the purpose of either inflating my net worth to qualify as an accredited investor or raising funds to invest in the Securities.

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(f) I understand that the Issuer will rely upon the completeness and accuracy of the Investor's responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act and hereby affirm that all such responses are accurate and complete. I will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of my subscription.

8. Manner of Solicitation

Please state the manner in which you became aware of the investment (i.e., by personal contact or acquaintance with an investment advisor or counselor, with TRIG Acquisition 1, Inc. personnel, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

PART II—PURCHASERS WHO ARE NOT INDIVIDUALS

1. General Information

Name of Entity: __________________________________

Address of Principal Office: _______________________________________________

____________________________________________________________________

____________________________________________________________________

Type of Organization: _______________________________

Date and State of Organization: _________________________________

2. Business

Major Segments of Operation:

Length of operation in each such segment:

Are you a reporting entity under the Securities Exchange Act of 1934, as amended?

____________ Yes ____________ No

If you are not a reporting entity, please provide the following:

(a) The names and business experience of each of your officers and directors, partners, or other control persons for the past five years. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

(b) The educational background of each of your officers and directors, partners, or other control persons, including the institutions attended, the dates of attendance, and the degrees obtained by each. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

(c) Have each of your controlling persons complete Part I of this Questionnaire.

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3. Current Investment Objectives

The current investment objectives of the entity (indicate applicability and priority) are:

Current income ____________________

Appreciation ______________________

Tax Shelter _______________________

Other (please state objectives) _______________________________________

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

4. Accredited Investor Status

To be qualified to invest in the Securities, the Investor must either (i) be an Accredited Investor, or (ii) have, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment.

Please check the appropriate description which applies to you.

____________ (a) A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

____________ (b) A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

____________ (c) An insurance company, as defined in Section 2(13) of the Securities Act.

____________ (d) An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

____________ (e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____________ (f) A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

____________ (g) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

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____________ (h) A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____________ (i) A corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

_____________ (j) A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

_____________ (k) An entity in which all of the equity owners are accredited investors and meet the criteria listed in Part I, Section 6 of this Questionnaire.

Other Investors:

_______The undersigned entity is qualified to invest in the Securities because it has, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, as discussed in Section 5(a) below.

If you checked (k), please complete the following part of this question:

(1) List all equity owners:

(2) What is the type of entity?

(3) Have each equity owner respond individually to Part I, Section 6 of this Questionnaire.

5. Representations

The undersigned entity represents that:

(a) The entity has, and if applicable, its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in TRIG Acquisition 1, Inc., or the entity has retained an attorney, accountant, financial advisor or consultant as its purchaser representative.

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If applicable, the name, employer, address, and telephone number of the purchaser representative follows:

(b) The entity and, if applicable, its purchaser representative, has received the private placement memorandum relating to this offering (the "Private Placement Memorandum"); and the entity and, if applicable, its purchaser representative, understand the Private Placement Memorandum and the risks involved in this offering. The entity and, if applicable, its purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling it to make an informed investment decision. All data that the entity and, if applicable, its purchaser representative, have requested has been furnished to it.

(c) Any Securities the entity may acquire will be for its own account for investment and not with any view to the distribution thereof, and it will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

(d) The entity understands that (i) any Securities it may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration, and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

(e) The entity understands that the Issuer will rely upon the completeness and accuracy of the Investor's responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act, and hereby affirms that all such responses are accurate and complete. The entity will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of its subscription.

6. Manner of Solicitation

Please state the manner in which you became aware of the investment (i.e., by personal contact or acquaintance with an investment advisor or counselor, with TRIG Acquisition 1, Inc. personnel, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

[SIGNATURES FOLLOW ON SUBSEQUENT PAGE]

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Individual

_____________________________

Name of Individual

(Please type or print)

_____________________________

Signature of Individual

Date: ___________________________

Partnership, Corporation or Other Entity:

__________________________________

Print or Type Name

By:________________________________

Name:

Title:

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